Webcast Presentation – April 26, 2018 Q1 2018 Earnings

2 Q1 2018 Earnings Webcast 4/26/18 Safe Harbor Statement All statements made herein that are not historical facts should be considered as “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; disruptions in operations or information technology systems; increase in competition; expansion of business activities; supply chain disruptions, changes in supplier strategy or loss of key suppliers; personnel turnover or labor cost increases; risks related to acquisitions, including the integration of acquired businesses; tax law changes or challenges to tax matters, including uncertainties in the interpretation and application of the Tax Cuts and Jobs Act of 2017; exchange rate fluctuations; debt levels, terms, financial market conditions or interest rate fluctuations; stock market, economic or political instability; legal or regulatory matters; litigation, disputes, contingencies or claims; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2017 and any subsequent filings with the Securities & Exchange Commission. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com.

3 Q1 2018 Earnings Webcast 4/26/18 Q1 2018 Highlights …performance exceeded outlook • Strong first quarter results ‒ Double digit sales, operating profit and EPS growth versus prior year • Continued positive business momentum and growth across all end markets and geographies • Reported sales were up 12%, organic sales were up 11%: ‒ Up 10% in the U.S. ‒ Up 10% in Canada ‒ Up 24% in International • Highest organic sales growth rate since 2011 • Estimated pricing impact +2% • April MTD sales up low double digits • Q1 backlog at an all-time record level, up 4% sequentially and up 14% versus prior year • Free cash flow at 105% of net income (6.7) (3.1) (6.2) (3.6) (1.7) 1.0 8.6 10.1 10.9 Organic Growth (%) Jan 9% Feb 14% Mar 11% Note: Organic growth excludes the impact of acquisitions in the first year of ownership, foreign exchange rates and number of workdays. See appendix for non-GAAP reconciliations. Q4Q1 2016 Q2 Q3 Q4 Q1 2017 Q2 Q3 2018 Q1

4 Q1 2018 Earnings Webcast 4/26/18 2017 8.0% Industrial End Market • Q1 2018 Sales − Organic sales were up 10% versus prior year (up 9% in the U.S. and up 17% in Canada in local currency) − Down 1% sequentially • Increasing business momentum with industrial customers • Sales growth was broad-based across the U.S. and Canada • Global Account and Integrated Supply opportunity pipeline and bidding activity levels remain strong • Customer trends include continued high expectations for supply chain process improvements, cost reductions, and supplier consolidation Organic Sales Growth versus Prior Year 37% Industrial • Global Accounts • Integrated Supply • OEM • General Industrial Awarded a multi-year contract to supply electrical MRO materials and support capital projects for a large chemical manufacturer in the U.S. and Canada. Note: See appendix for non-GAAP reconciliations. 1.2% 6.0% 11.2% 13.9% 10.4% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018

5 Q1 2018 Earnings Webcast 4/26/18 (3.6%) (4.4%) 6.0% 8.9% 9.4% • Q1 2018 Sales − Organic sales were up 9% versus prior year (up 10% in both the U.S. and in Canada in local currency) − Down 9% sequentially • Increasing business momentum with construction/contractor customers • Sales growth was broad-based across the U.S. and Canada • Backlog is up 14% versus prior year and is up 4% from Q4 • Expecting moderate growth and uptrend in non- residential construction market to continue • Non-Residential • Contractors Construction 33% Organic Sales Growth versus Prior Year Construction End Market Awarded a contract to provide electrical materials and services to a contractor to upgrade a nuclear plant in Canada. Note: See appendix for non-GAAP reconciliations. Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 2017 1.7%

6 Q1 2018 Earnings Webcast 4/26/18 Utility End Market Organic Sales Growth versus Prior Year 16% Utility • Investor Owned • Public Power • Utility Contractors • Q1 2018 Sales − Organic sales were up 18% versus prior year (up 21% in the U.S. and down 6% in Canada in local currency) − Down 5% sequentially • Continued scope expansion and value creation with investor-owned utility, public power, and generation customers • Continued interest in Integrated Supply solution offerings • Favorable economic conditions, continued improvement in construction market, renewables growth, and consolidation trend within Utility industry remain positive catalysts for future spending Awarded a contract to provide electrical materials for wind farm substation project in the US. (4.5%) (4.4%) 8.6% 9.1% 17.9% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Note: See appendix for non-GAAP reconciliations. Q1 2018 2017 2.3%

7 Q1 2018 Earnings Webcast 4/26/18 CIG End Market • Q1 2018 Sales − Organic sales were up 9% versus prior year (up 3% in the U.S. and up 5% in Canada in local currency; balance of growth in International) − Up 5% sequentially • Technical expertise and supply chain solutions driving positive momentum in datacenter, broadband, and cloud technology projects • Increasing momentum seen in LED lighting retrofits, FTTX deployments, broadband build outs, and cyber and physical security for critical infrastructure protection Organic Sales Growth versus Prior Year CIG • Commercial • Institutional • Government 14% Awarded a contract to provide electrical materials for a public water treatment facility upgrade in the U.S. Note: See appendix for non-GAAP reconciliations. (2.0%) 7.4% 9.0% 4.8% 8.5% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 2017 4.8%

8 Q1 2018 Earnings Webcast 4/26/18 Q1 2018 Results Outlook Actual YOY Sales 6% to 9% $2.0B Up 12.5% Gross Margin 19.1% Down 60 bps, down 10 bps sequentially (1) SG&A $291M, 14.6% Up 9%, improved 50 bps Operating Profit $73M Up 10% Operating Margin 3.5% to 3.8% 3.7% Down 10 bps Effective Tax Rate ~22% 19.6% Down 540 bps EPS $0.93 Up 22% 10.4% Growth 190 bps 790 bps $2.0B $1.8B Q1 2018 Sales InternationalCanadaU.S.Q1 2017 Sales 9.9% Growth 23.5% Growth 10.9% Organic Growth 12.5% Growth Note: See appendix for non-GAAP reconciliations. (1) Reflects the impact of a 15 bps reclassification of certain labor costs from selling, general and administrative expenses. Foreign Exchange 160 bps110 bps …margins stabilizing, positive operating profit pull through

9 Q1 2018 Earnings Webcast 4/26/18 Diluted EPS Walk Q1 2017 $0.76 Core operations (Includes the planned restoration of variable compensation versus prior year) 0.07 Foreign exchange 0.01 Tax 0.06 Share count 0.03 2018 $0.93

10 Q1 2018 Earnings Webcast 4/26/18 1.5 2 2.5 3 3.5 4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Free Cash Flow & Leverage 43.1 45.3 2017 YTD 2018 YTD Free Cash Flow ($ Millions) Note: See appendix for non-GAAP reconciliations. 105% of net income 114% of net income ~ $1.2B of free cash flow over last 5 years Target Leverage 2.0x – 3.5x 3.5X Leverage (Total Debt to TTM EBITDA) 2016 2017 2018

11 Q1 2018 Earnings Webcast 4/26/18 2018 Outlook Q2 FY (Current) FY (Previous) Sales 7% to 10% 5% to 8% 3% to 6% Operating Margin 4.2% to 4.5% 4.2% to 4.6% 4.2% to 4.6% Effective Tax Rate ~ 21% 21% to 23% 21% to 23% Diluted EPS $4.50 to $5.00 $4.40 to $4.90 Free Cash Flow >90% of net income >90% of net income Notes: Excludes unannounced acquisitions. Assumes a CAD/USD exchange rate of 0.78. See appendix for non-GAAP reconciliations.

12 Q1 2018 Earnings Webcast 4/26/18 Appendix NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, financial leverage, earnings before interest, taxes, depreciation and amortization (EBITDA), and free cash flow. Management believes that these non-GAAP measures are useful to investors as they provide a better understanding of sales performance, and the use of debt and liquidity on a comparable basis. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above.

13 Q1 2018 Earnings Webcast 4/26/18 WESCO Profile 2018 37% 33% 16% 14% 40% 15% 15% 12% 10% 8% Note: Markets & Customers and Products & Services percentages reported on a TTM consolidated basis. Products & ServicesMarkets & Customers Utility CIG Industrial Construction Investor Owned | Public Power Utility Contractors Commercial | Institutional | Government Global Accounts | Integrated Supply OEM | General Industrial Non-Residential | Contractors Automation, Controls & Motors Lighting & Sustainability General Supplies Communications & Security Wire, Cable & Conduit Electrical Distribution & Controls

14 Q1 2018 Earnings Webcast 4/26/18 Sales Growth 2016 2017 2018 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Change in Net Sales (2.2) (0.3) (3.6) (3.7) (2.4) (0.2) (0.1) 7.8 11.3 4.7 12.5 Acquisition Impact 3.9 3.7 2.9 1.8 3.1 0.9 0.2 Core (6.1) (4.0) (6.5) (5.5) (5.5) (1.1) (0.1) 7.8 11.3 4.5 12.5 FX Impact (2.6) (0.9) (0.3) (0.3) (1.0) 0.6 (1.1) 0.8 1.2 0.4 1.6 Workday Impact 3.2 (1.6) 0.4 (1.6) (0.4) Organic (6.7) (3.1) (6.2) (3.6) (4.9) (1.7) 1.0 8.6 10.1 4.5 10.9 (%) Note: Core sales growth excludes acquisitions during the first year of ownership.

15 Q1 2018 Earnings Webcast 4/26/18 Q1 2018 Organic Sales Growth by Geography U.S. Canada International WESCO Change in net sales (USD) 10.4 15.6 32.7 12.5 Impact from acquisitions - - - - Impact from foreign exchange rates - 5.7 9.2 1.6 Impact from number of workdays - - - - Organic sales growth 10.4 9.9 23.5 10.9 (%)

16 Q1 2018 Earnings Webcast 4/26/18 Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. ($ Millions) Sales Growth-End Markets Q1 2018 vs. Q1 2017 Q1 2018 vs. Q4 2017 Q1 Q1 Q1 Q4 2018 2017 % Growth 2018 2017 % Growth Industrial Core 762 681 11.9% 762 744 2.4% Construction Core 640 574 11.5% 640 679 (5.7)% Utility Core 317 267 18.5% 317 322 (1.6)% CIG Core 283 258 9.8% 283 261 8.4% Total Core Gross Sales 2,002 1,780 12.5% 2,002 2,006 (0.2)% Total Gross Sales from Acquisitions - - - - Total Gross Sales 2,002 1,780 12.5% 2,002 2,006 (0.2)% Gross Sales Reductions/Discounts (8) (8) (8) (9) Total Net Sales 1,994 1,773 12.5% 1,994 1,997 (0.1)%

17 Q1 2018 Earnings Webcast 4/26/18 Q1 2018 Organic Sales by End Market Industrial Construction Utility CIG WESCO Core Sales Growth 11.9 11.5 18.5 9.8 12.5 FX Impact 1.5 2.1 0.6 1.3 1.6 Workday Impact - - - - - Organic Growth 10.4 9.4 17.9 8.5 10.9 (%)

18 Q1 2018 Earnings Webcast 4/26/18 Gross Margin ($ Millions) Three Months Ended March 31, 2018 March 31, 2017 Net sales $1,994 $1,773 Cost of goods sold (excluding depreciation and amortization) 1,614 1,423 Gross profit $380 $350 Gross margin 19.1% 19.7%

19 Q1 2018 Earnings Webcast 4/26/18 Outstanding at December 31, 2017 Outstanding at March 31, 2018 Debt Maturity Schedule AR Revolver (V) 380 390 2020 Inventory Revolver (V) 12 0 2020 2019 Term Loans (V) 85 65 2019 2021 Senior Notes (F) 500 500 2021 2024 Senior Notes (F) 350 350 2024 Other (V) 36 43 N/A Total Debt 1,363 1,348 Capital Structure Key Financial Metrics YE 2017 Q1 2018 Cash 118 124 Capital Expenditures 22 8 Free Cash Flow (1) 128 45 Liquidity (2) 794 813 ($ Millions) (V) Variable Rate Debt (1) Cash flow provided by operations less capital expenditures. (F) Fixed Rate Debt (2) Total availability under asset-backed credit facilities plus cash in investment accounts.

20 Q1 2018 Earnings Webcast 4/26/18 Financial Leverage Twelve Months Ended March 31, 2018 Income from operations (1) $ 326 Depreciation and amortization 64 EBITDA $ 390 March 31, 2018 Short-term borrowings and current debt $ 43 Long-term debt 1,292 Debt discount and debt issuance costs (2) 13 Total debt $ 1,348 Less: cash and cash equivalents $ 124 Total debt, net of cash $ 1,224 Financial leverage ratio 3.5X Financial leverage ratio, net of cash 3.1X (1) Due to the adoption of ASU 2017-07 on a retrospective basis in the first quarter of 2018, the Company classified the non-service cost components of net periodic benefit cost as part of net interest and other for the twelve months ended March 31, 2018. These components aggregate to a benefit of $1.9 million. (2) Long-term debt is presented in the condensed consolidated balance sheet as of March 31, 2018 net of debt discount and debt issuance costs. ($ Millions) Note: For financial leverage ratio in prior periods, see quarterly earnings webcasts as previously furnished to the Securities & Exchange Commission, which can be obtained from the Investor Relations page of WESCO’s website at www.wesco.com.

21 Q1 2018 Earnings Webcast 4/26/18 Free Cash Flow Reconciliation Q1 2017 Q1 2018 Cash flow provided by operations 47.6 53.0 Less: Capital expenditures (4.5) (7.7) Free cash flow 43.1 45.3 Net income 37.8 42.9 Percentage of net income 114% 105% Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund investing and financing activities. ($ Millions)

22 Q1 2018 Earnings Webcast 4/26/18 Work Days Q1 Q2 Q3 Q4 FY 2016 64 64 64 62 254 2017 64 64 63 62 253 2018 64 64 63 62 253